 Back to 10-Q

     Exhibit 99.2

Certification Pursuant to
18 U.S.C. Section 1350
(as Adopted Pursuant to Section 906 of
the Sarbanes-Oxley Act Of 2002)

I, William John Chappell, the Senior Vice President and Chief Financial Officer of of Trikon Technologies, Inc. (the “Company”), do hereby certify to the best of my knowledge and belief that:

1. The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 13, 2002
/s/ William J Chappell

William J Chappell
Senior Vice President and Chief Financial Officer